SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 of 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 12, 2004



                          ART INTERNATIONAL CORPORATION
                        --------------------------------
       (Exact name of registrant as specified in its charter, as amended)




    Ontario, Canada                000-16008                   98-0082514
------------------------    ------------------------    ------------------------
(State of incorporation)    (Commission File Number)    (IRS Employer ID number)



        5 - 7100 Warden Avenue
        Markham, Ontario                                         L3R 5M7
        ----------------------                          ------------------------
(Address of principal executive offices)                       (Zip Code)


                                 (800) 278-4723
              (Registrant's telephone number, including area code)

Item 8.01  Other Material Events.

         ART International Corporation today through its wholly-owned subsidiary Diamant Film Inc. Has retained Zing Bias of Toronto, Canada as Marketing Strategists. A copy of the Press Release is attached hereto as Exhibit 99.1


Item 7.01  Financial Statements and Exhibits.

(c)      Exhibit.

         The following exhibit are included herein:


         99.1     Press Release dated October 12, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   ART INTERNATIONAL CORPORATION




Date: October 22, 2004                             BY /s/ Michel van Herreweghe
                                                     ---------------------------
                                                     Michel van Herreweghe,
                                                     Chairman